Offerings - Offering: 1	Dec. 31, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	1,813
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 1,813,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 250.38
Offering Note	Fee per Rule 457(r)